UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2004

GAMMACAN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-32835

(Commission File Number)

33-0956433

(IRS Employer Identification No.)

1500-800 West Pender Street, Vancouver, British Columbia, V6C 2V6

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (780) 708-0495

San Jose International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 5, 2004, GammaCan International, Inc dismissed Armando C. Ibarra, CPA-APC as its principal independent accountant. Effective October 5, 2004, we engaged PricewaterhouseCoopers, Chartered Accountants, of Tel Aviv, Israel as our new principal independent accountant. Our board of directors has approved the dismissal of Armando C. Ibarra, CPA-APC and the appointment of PricewaterhouseCoopers as our new principal independent accountants.

From the date of Armando C. Ibarra's appointment through the date of Armando C. Ibarra's dismissal on October 5, 2004, there were no disagreements between our company and Armando C. Ibarra on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Armando C. Ibarra would have caused Armando C. Ibarra to make reference to the matter in its reports on our financial statements.. The report on the financial statements prepared by Armando C. Ibarra, CPA-APC for the fiscal period ending September 30, 2003 contained a paragraph with respect to our ability to continue as a going concern.

Prior to engaging PricewaterhouseCoopers, we did not consult PricewaterhouseCoopers regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging PricewaterhouseCoopers, PricewaterhouseCoopers has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Armando C. Ibarra, CPA-APC to PricewaterhouseCoopers.

We provided Armando C. Ibarra, CPA-APC with a copy of this Current Report on Form 8-K on October 5, 2004, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Armando C. Ibarra, CPA-APC, dated October 5, 2004, is attached to this Form 8-K as an exhibit.

Item 9.01. Financial Statements and Exhibits.

16.1    Letter from Armando C. Ibarra, CPA-APC, dated October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMMACAN INTERNATIONAL, INC.

Date: October 6, 2004	By:	/s/ David Stephens

President